Exhibit 10.37

Other Transactions (OT) Agreement/Modification P00005
OTHER TRANSACTION FOR PROTOTYPE AGREEMENT

BETWEEN

GenVec, Inc.
65 West Watkins Mill Road
Gaithersburg, MD 20878

AND

The Department of Homeland Security
Science & Technology Directorate
Washington, DC 20528

Agreement Number:	HSHQDC-07-9-00004
Modification Number:	P00005
Concerning:	Human Adenovirus Type C, Serotype 5
Replication Deficient Foot-and-Mouth Disease (FMD) Serotype-Specific Vectored Vaccines, and Vectored Biological Immunomodulators

Total Contractor Cost Share/Contribution: $1,226,463.00
Total Funds Obligated by This Modification: $1,226,463.00
Period of Performance: 01/30/2007 - 05/31/2011

Purchase Requisition Number: RSCB-10-00252 and RSCB-10-00273

Line of Appropriation:
RSCB-10-00252
$283,911.00
NONE000-000-02- 31-01-01-002-01-00-0000-00-00-00-00-GE-OE-25-50-000000

RSCB-10-00273
$942,552.00
NONE000-000-02-31-01-01-002-01-00-0000-00-00-00-00-GE-OE-25-50-000000

Authority: Section 831 of the Homeland Security Act of 2002, Public Law 107-296, as amended by Public Law 110-161.

The Modification of the Agreement is entered into between the United States of America, hereinafter called the Government, represented by The Department of Homeland Security (DHS), and GenVec, Inc., pursuant to and under US Federal law.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

FOR GENVEC:		FOR THE UNITED STATES OF AMERICA:

/s/ Douglas J. Swirsky	9/20/2010	/s/ Kristian Jovanovic	9/20/2010
(Signature)	(Date)	(Signature)	(Date)
Douglas J. Swirsky, CFO		Kristian Jovanovic
GenVec		OT Agreements Officer

Subject OTA is hereby modified as follows:

ARTICLE II: TERM

The Period of Performance for this agreement is extended through 05/31/2011.

ARTICLE III: STATEMENT OF OBJECTIVES

The purpose of this modification is to add additional level of effort, in accordance with the attached revised Statement of Work, which is within original scope of work.

Total amount obligated by this modifications $1,226,463.00

Unless specifically addressed by this modification, all terms and conditions of this Other Transaction Agreement remain unchanged.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Scope of Work

For option year 2, GenVec will conduct* for the FMD Vaccine candidate as required by DHS and USDA CVB for completion of milestone 10.  Due to additional funding requirements *, additional funding in the amount of $1,226,463 will be provided to complete these tests.

Justification:
The DHS contract with GenVec, under agreement #HSHQDC-07-9-00004, has a goal to obtain a conditional license for the FMD product.  *

Deliverables

See Attachment II for detailed list and description of technical data and physical deliverables associated.

Other Contract Details

A.
Period of Performance.  The period of performance for this revised SOW is a base period from the contract year one option award date to May 31, 2011.  DHS may give subsequent extension notices to GenVec, Inc. in writing for further performance in accordance with the terms of this SOW.

B.
Travel.  All travel must be approved by the DHS Technical Representative.  All foreign travel must be approved in advance by the ORD Program Manager, DHS Programs, Plans and Budgets (PPB), and the DHS S&T Special Assistant for International Policy.

C.	DHS-Furnished Information.

i.
DHS will provide certain DHS information, materials, and forms unique to DHS to GenVec, Inc. to support certain tasks under this SOW.  Delays in the supply of DHS information, materials to GenVec could result in delays to the completion of certain deliverables.

ii.	The DHS S&T Technical Representative identified in this SOW will be the point of contact (POC) for identification of any required information to be supplied by DHS.
iii.	GenVec; Inc. will prepare any documentation according to the guidelines provided by DHS.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

E.
Place of Performance.  GenVec, Inc. will perform the work under this SOW at their place of R&D business, located in Gaithersburg, MD and through the use of sub-contractors where required as identified in this SOW.

F.	DHS-Furnished Property. DHS property will not be provided to GenVec, Inc. unless otherwise agreed to by the parties of the agreement.

G.
Deliverables.  GenVec, Inc. will provide all deliverables identified in this SOW directly to the DHS S&T Technical Representative with a copy of the transmittal letter to the Other Transaction Contracting Officer and as otherwise specified in this SOW.

H.
Publications.  All manuscripts must be approved prior to submission by the DHS S&T Technical Representative at PlADC and by the GenVec Technical Representative with approval not to be unreasonably withheld by either party.

I.
Program Status Report.  GenVec, Inc. will deliver a quarterly program status reports to the DHS S&T Technical Representative and DHS S&T Resource Manager containing the following metrics: (1) monthly scientific reports will be delivered to the DHS S&T Technical Representative according to mutually agreed upon format and content requirements; and (2) a monthly report, including financial, schedule, and scope information, risk information and an assessment of performance will be delivered to the DHS S&T Technical Representative and the DHS S&T Resource Manager.  Financial data should include monthly expenditures for labor, travel and equipment.

J.
Security Requirements.  All work performed under this SOW is unclassified unless otherwise specified by DHS.  If classified work is required under this SOW, DHS will provide specific guidance to the contractor as to which work will be conducted in a classified manner and at which classification level.  GenVec, lnc. participants will also adhere to applicable government orders, guides, and directives while performing the work hereunder.

Points of Contact

GenVec, Inc. Points of Contact (POCs):

•	Technical POC(s) —
*
65 West Watkins Road
Gaithersburg, MD 20878
Phone: *
*

•	Financial POC(s) —
*
65 West Watkins Road
Gaithersburg, MD 20878
Phone: *
*

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

DHS POCs:

•	DHS S&T Technical Representative —
*
DHS Director of Science
Plum Island Animal Disease Center
P.O. Box 848
Greenport, NY 11944
*
*

•	Resource Manager
*
Department of Homeland Security
ATTN: Science and Technology Directorate/Office, *
Washington, DC 20528
*
*

Either party may change its representatives named in this Statement of Work by written notification to the other Party.  The Government will effect the change as stated in subparagraph C.4 of Article IV of the Other Transaction Agreement.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ATTACHMENT I - STATEMENT OF WORK EXECUTION
(Option Year 2 Funded Milestones)

Milestone 10:*

General Approach

GenVec will complete studies required by USDA CVB to successfully fulfill all safety requirements as outlined by the USDA *.

Additional activities required by CVB will be carried out to obtain a conditional license for the FMD product *.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ATTACHMENT II

LIST OF TECHNICAL DELIVERABLES
OPTION YEAR TWO

Milestone 10 *	*	*
	*	*

MILESTONE DELIVERABLES
OPTION YEAR 2

Milestone 10	*
*	$1,226,463

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission